Exhibit 99.1

Cutera Announces Preliminary Financial Results for

Fourth Quarter and Full-Year 2019

BRISBANE, Calif. – (BUSINESS WIRE) – January 12, 2020 -- Cutera, Inc. (NASDAQ: CUTR) (“Cutera” or the “Company”), a leading provider of energy-based aesthetic systems for practitioners worldwide, today announced certain preliminary, unaudited, financial results for the fourth quarter and year ended December 31, 2019. These results are subject to the completion of the Company’s year-end financial reporting processes, reviews, and audit.

●	The Company expects to report revenue in the range of $51 to $52 million for the fourth quarter 2019, representing year-over-year growth between 12% and 14%.

●

The Company expects to report revenue in the range of $180.9 to $181.9 million for the full-year 2019, exceeding previous full-year guidance of $177 to $179 million and representing year-over-year growth between 11% and 12%.

Cutera’s Chief Executive Officer, Dave Mowry, and Interim Chief Financial Officer, Fuad Ahmad, will be hosting investor meetings in San Francisco from January 13 to 16. To request a meeting, please contact Anne Werdan, Director of Investor Relations, at awerdan@cutera.com or 415-657-5500.

About Cutera, Inc.

Brisbane, California-based Cutera is a leading provider of energy-based aesthetic systems for practitioners worldwide. Since 1998, Cutera has been developing innovative, easy-to-use products that enable physicians and other qualified practitioners to offer safe and effective aesthetic treatments to their patients. For more information, call 1-888-4CUTERA or visit cutera.com

Safe Harbor Statement

Certain statements in this press release, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include, but are not limited to, Cutera’s plans, objectives, strategies, financial performance and outlook, and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of the future tense, and words such as “expect,” “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties, which may cause Cutera's actual results to differ materially from the statements contained herein. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results to differ materially from the forward-looking statements contained in this press release, including those described in the “Risk Factors” section of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Registration Statement on Form S-8 and other documents filed from time to time with the United States Securities and Exchange Commission by Cutera.

All information in this press release is as of the date of its release. Accordingly, undue reliance should not be placed on forward-looking statements. Cutera undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Cutera's financial performance for the fourth quarter and full year ended December 31, 2019, as discussed in this release, is preliminary and unaudited, and subject to adjustment.

CONTACTS:

Cutera, Inc.

Anne Werdan

Director of Investor Relations

415-657-5500

awerdan@cutera.com

Tanya Rodante

Director of Corporate Communications

415-657-5500

trodante@cutera.com

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